Exhibit 99.1

Noranda’s Board of Directors Approves 1-for-7 Reverse Stock Split
Franklin, Tennessee – June 25, 2015 – Noranda Aluminum Holding Corporation (NYSE: NOR) (“Noranda” or the “Company”) announced today that its Board of Directors (the “Board”) has unanimously approved a 1-for-7 reverse stock split of its common stock (the “reverse stock split”) and a reduction in the number of authorized shares of its common stock (the “authorized share reduction”).
The Company expects to hold a special meeting of stockholders to seek approval for the reverse stock split and reduction in authorized share capital. At least a majority in voting power of all of the Company’s shares entitled to vote generally in the election of directors, voting together as a single class is required to approve the reverse stock split and authorized share reduction.
The time, date, location and other details regarding the special meeting and the reverse stock split will be communicated to stockholders at a later date via proxy materials which will be filed with the Securities and Exchange Commission (the “SEC”).
When the reverse stock split becomes effective, each seven shares of the Company’s common stock will automatically be converted into one share of its common stock. Noranda does not anticipate issuing fractional shares as a result of the reverse stock split. All shares of common stock held by a stockholder will be aggregated and each stockholder will be entitled to receive the number of whole shares resulting from the combined shares so aggregated. Any fractions resulting from the reverse stock split will be rounded up to the next whole share.
The reverse stock split is not expected to have any impact on stockholders’ proportionate equity interests or voting rights, subject to the treatment of fractional shares, and if approved, would reduce the number of shares of common stock outstanding immediately following the reverse stock split to approximately one seventh of the number of shares of common stock outstanding immediately prior to the reverse stock split. If the reverse stock split is approved and implemented, the number of authorized shares of common stock of the Company will be reduced from 200 million shares to 30 million shares.
The Company’s Board has fixed a record date of July 24, 2015 for the special meeting. All stockholders of record as of the close of business on July 24, 2015 shall be entitled to notice of and to vote at the special meeting.
While the Company intends to effect the reverse stock split and authorized share reduction as soon as practicable, subject to market and other customary conditions, including stockholder approval, there can be no assurances that the reverse stock split and authorized share reduction will be completed or that it will result in an increased per share price or achieve its other intended effects. The Company reserves the right, in its discretion, to abandon the reverse stock split and authorized share reduction at any time prior to filing the applicable charter amendment with the Delaware Secretary of State.
Important Information about the Reverse Stock Split Proposal
This communication may be deemed to be solicitation material in connection with the proposal to be submitted to the Company’s stockholders at its special meeting seeking approval to effect a reverse stock split and authorized share reduction (the “Reverse Split Proposals”). In connection with the Reverse Split Proposals, the Company plans to file a preliminary proxy statement on Schedule 14A with the SEC. Stockholders are urged to read the preliminary proxy statement and all other relevant documents filed with the SEC when they become available, including the definitive proxy statement, because they will contain important information about the Reverse Split Proposals.
Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC when available at the Company’s website, http://www.norandaaluminum.com/. You also may read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
The Company and its Board of Directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the Reverse Split Proposals. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for the 2015 annual meeting of stockholders, which was filed with the SEC on April 10, 2015. Investors may obtain additional information regarding the interest of the Company and its directors and executive officers in the Reverse Split Proposals by reading the preliminary proxy statement and, when it becomes available, the definitive proxy statement relating to the special meeting.
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation: the inability of the Company to complete the reverse stock split or the authorized share reduction, the abandonment of the reverse stock split or the authorized share reduction by the Board, the failure of the reverse stock split or authorized share reduction to achieve the intended effect of resulting in an increased per share price (or other effects), the cyclical nature of the aluminum industry and fluctuating commodity prices, which cause variability in earnings and cash flows; a downturn in general economic conditions, including changes in interest rates, as well as a downturn in the end-use markets for certain of the Company’s products; fluctuations in the relative cost of certain raw materials and energy compared to the price of primary aluminum and aluminum rolled products; the effects of competition in Noranda’s business lines; Noranda’s ability to retain customers, a substantial number of which do not have long-term contractual arrangements with the Company; the ability to fulfill the business’s substantial capital investment needs; labor relations (i.e. disruptions, strikes or work stoppages) and labor costs; unexpected issues arising in connection with Noranda’s operations outside of the United States; the ability to retain key management personnel; and Noranda’s expectations with respect to its acquisition activity, or difficulties encountered in connection with acquisitions, dispositions or similar transactions.
Forward-looking statements contain words such as "believes," "expects," "may," "should," "seeks," "approximately," "intends," "plans," "estimates," or "anticipates" or similar expressions that relate to Noranda’s strategy, plans or intentions. All statements Noranda makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to the Company’s expectations regarding future industry trends are forward-looking statements. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs.
For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.
About the Company
Noranda Aluminum Holding Corporation is a leading North American integrated producer of value-added primary aluminum products, as well as high quality rolled aluminum coils.
Contact Information
John A. Parker
Vice President of Communication and Investor Relations
(615) 771-5734
john.parker@noralinc.com